Execution Version

AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this

“Agreement”) is made as of August 14, 2024 (the “Fourth Amendment Effective Date”), by and among SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (“Shimmick”), RUST CONSTRUCTORS INC., a Delaware corporation, THE LEASING CORPORATION, a Nevada corporation, (collectively, the “Borrowers” and each individually, a “Borrower”), SHIMMICK CORPORATION (f/k/a SCCI National Holdings, Inc.), a Delaware corporation (“Holdings”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent, and the financial institutions or other entities parties hereto, each as a Lender.

RECITALS

A.
Agent, Lenders, Borrowers and Holdings have entered into that certain Credit, Security and Guaranty Agreement, dated as of March 27, 2023 (as amended by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of June 29, 2023, by that certain Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of September 22, 2023 and by that certain Amendment No. 3 to Credit, Security and Guaranty Agreement, dated as of May 20, 2024, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.
As of the date hereof, the Events of Default identified on Exhibit A hereto (collectively, the “Specified Events of Default”) have occurred and are continuing.
C.
Borrowers and Holdings have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Existing Credit Agreement, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and Holdings hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Limited Waiver.
(a)
Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations and warranties contained in Section 4 below, Agent and the Lenders hereby conditionally waive the Specified Events of Default. The limited conditional waiver set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default (other than the Specified Events of Default) or other violation of any provisions of the Credit Agreement or any other Financing Documents;

(d) constitute a waiver of any condition precedent under Section 7.2 of the Credit Agreement in respect of any advances of the Revolving Loans; (e) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit; or (f) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand. Neither Agent nor any Lender has waived (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Events of Default or otherwise), and, other than the Specified Events of Default solely to the extent expressly set forth herein, no Lender Party has agreed to waive any Events of Default forbear with respect to any of its rights or remedies concerning any Events of Default, that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof

(b)
Upon the occurrence of an Event of Default, Agent and Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Financing Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Events of Default. Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, the Agent and Lenders may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Revolving Loans or other extensions of credit under any or all of the Credit Agreement and other Financing Documents, (ii) charge interest on any or all of the Obligations at the Default Rate, effective from and after the date of the first Specified Event of Default to occur, (iii) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Credit Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Financing Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.
(c)
This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Financing Document.
3.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:
(a)
The following defined term is hereby added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

““Fourth Amendment Effective Date” means August 14, 2024.”

(b)
The definition of Permitted Investments in Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:

“(i) (x) Investments of cash and Cash Equivalents in the Shimmick / Danny’s Joint Venture and (y) Investments of cash and Cash Equivalents in any other Permitted Servicing Joint Ventures but, with respect to this clause (y) only, solely to the extent that (i) no Event of

Default has occurred or would occur as a result of such Investments, (ii) the aggregate net amount of such Investments (after taking into account the amount of any dividends or distributions made in cash to Credit Parties from the Permitted Servicing Joint Ventures) made with respect to all Permitted Servicing Joint Ventures does not exceed $10,000,000 in any fiscal year and (iii) such amount has been expressly set forth in and approved by the Agent pursuant to the Initial 13-Week Cash Flow Statement; “

(c)
The definition of Revolving Loan Commitment in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Loan Commitment” means, as of any date of determination, the aggregate Revolving Loan Commitment Amounts of all Lenders as of such date. For the avoidance of doubt, the aggregate Revolving Loan Commitment on the Fourth Amendment Effective Date shall be $2,750,000; provided that the Revolving Loan Commitment (x) shall never be in excess of the then-applicable Senior Debt Cap and (y) shall be immediately, automatically and permanently reduced on a dollar-for-dollar basis in the amount of any such excess referred to in clause (x) and any mandatory prepayment made pursuant to Section 2.1(b)(ii).”

(d)
Section 2.1(b)(ii) of the Existing Credit Agreement is hereby amended by (i) re-numbering clause (M) thereof as new clause (N) and (ii) inserting a new clause (M) thereof, to read as follows:

“(M) On or prior to August 31, 2024, the Borrowers shall make a prepayment to Agent (for the benefit of the Revolving Lenders in accordance with their Pro Rata Shares) of advances in respect of the Revolving Loans in such amount as is necessary to reduce the Revolving Loan Commitment to $0, after giving effect to the permanent commitment reduction described in clause (N) below with respect to such prepayment.”

4.
Representations and Warranties; Reaffirmation of Security Interest.
(a)
Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
(b)
Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)
Each Credit Party shall have delivered to Agent this Agreement, dated as of even date herewith, each executed by an authorized officer of such Credit Party;
(b)
prior to (except with respect to the Specified Events of Default) and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(c)
Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.
6.
Release.
(a)
In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Agreement, each Borrower and each other Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims, whether known or unknown, (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents, including this Agreement, or transactions contemplated thereby or any actions or omissions in connection therewith, and (ii) any aspect of the dealings or relationships between or among Borrowers and the other Credit Parties, on the one hand, and any or all of the Agent and Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by a Borrower or any other Credit Party of any Loans or financial accommodations made by Agent or any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any Loans or other financial accommodations. In entering into this Agreement, Borrowers and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and payment in full of the Obligations.
(b)
Each Borrower and each other Credit Party hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Financing Documents,

this Agreement or any other document executed and/or delivered in connection herewith or therewith. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower and other Credit Party agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and the payment in full of the Obligations.

(c)
Each Borrower and each other Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 6(a) hereof. If a Borrower, any other Credit Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Other than with respect to the Subject Event of Default, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Financing Documents, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

(c)
Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(d)
WAIVER OF JURY TRIAL.
(i)
EACH CREDIT PARTY, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH CREDIT PARTY, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH CREDIT PARTY, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(ii)
In the event any such action or proceeding is brought or filed in any United States federal court sitting in the State of California or in any state court of the State of California, and the waiver of jury trial set forth in Section 9(d)(i) hereof is determined or held to be ineffective or unenforceable, the parties agree that (i) actions or proceedings shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of Los Angeles County, California; (ii) such referee shall hear and determine all of the issues in any action or proceeding (whether of fact or of law), including issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8, including without limitation, entering restraining orders, entering temporary restraining orders, issuing temporary and permanent injunctions and appointing receivers, and shall report a statement of decision, provided that, if during the course of any Dispute any party desires to seek such a “provisional remedy” but a referee has not been appointed, or is otherwise unavailable to hear the request for such provisional remedy, then such party may apply to the Los Angeles County Superior Court for such provisional relief; and (iii) pursuant to California Code of Civil Procedure Section 644, judgment may be entered upon the decision of such referee in the same manner as if such action or proceeding had been tried directly by a court. Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding. In the event any actions or proceedings are to be resolved by judicial reference, any party may seek from any court having jurisdiction thereover any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by Law notwithstanding that all actions or proceedings are otherwise subject to resolution by judicial reference. Each Borrower, Agent and the Lenders further represents and warrants and represents that it has reviewed this consent and agreement with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily gives this consent and enters into this Agreement having had the opportunity to consult with legal counsel. This consent and agreement is irrevocable, meaning that it may not be modified either orally or in writing, and this consent and agreement shall apply to any subsequent amendments, renewals, supplements, or modifications to this Agreement or any other agreement or document entered into between the parties in connection with this Agreement. In the event of litigation, this Agreement may be filed as evidence of either or both parties’ consent and agreement to have any and all actions and proceedings heard and determined by a referee under California Code of Civil Procedure Section 638. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that this provision shall have no application to any non-judicial foreclosure of all or any portion of the Collateral constituting real property (whether pursuant to the provisions of the Financing Documents or applicable law).

(iii)
Notwithstanding anything to the contrary contained in this Agreement, each Borrower, Agent and the Lenders understand, acknowledge and agree that (i) the provisions of Section 9(d)(ii) of this Agreement above shall have no application to any non-judicial foreclosure and/or private (i.e., non-judicial) sale under the California Commercial Code as to all or any portion of Collateral constituting real property whether pursuant to the provisions of the Financing Documents or applicable law; provided, however, in the event Borrower contests the same, then the provisions of Section 9(d)(ii) above shall apply to any actions or proceedings arising therefrom (but not the non-judicial foreclosure proceeding, which may remain pending), and (ii) the provisions of Section 9(d)(ii) above shall not be deemed to be a waiver by, or a limitation upon, the rights of Agent or the Lenders to proceed with a non- judicial foreclosure or private sale under said Commercial Code as a permitted remedy hereunder or under applicable law.
(e)
Incorporation of Credit Agreement Provisions. The provisions contained in Section

11.6 (Indemnification) and Section 13.8(b) (Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(f)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(g)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic

Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)
Final Agreement. This Agreement, the Credit Agreement, the other Financing Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.
(i)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(j)
Time of Essence. Time is of the essence in the performance of each of the obligations of Borrowers and the other Credit Parties hereunder and with respect to all conditions to be satisfied by such parties.
(k)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

8

IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Agreement to be executed the day and year first above mentioned.

AGENT: MIDCAP FUNDING IV TRUST,

as Agent

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FUNDING IV TRUST,

as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: Name: Maurice Amsellem

Title: Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS: SHIMMICK CONSTRUCTION COMPANY, INC.

By:

Name: Title:

Steven Richards

Chief Executive Officer

RUST CONSTRUCTORS INC.

By:

Name: Title:

Steven Richards

Authorized Signatory

THE LEASING CORPORATION

By:

Name: Title:

Steven Richards

Chief Executive Officer

GUARANTORS: SHIMMICK CORPORATION

By:

Name: Title:

Steven Richards

Chief Executive Officer

3

EXHIBIT A

Specified Events of Default

1.
an Event of Default under Section 10.1(a)(ii) of the Credit Agreement as a result of the Credit Parties’ Investments in the Shimmick / Danny’s Joint Venture that did not constitute Permitted Investments and constituted a breach of Section 5.18(a) of the Credit Agreement.

2.
an Event of Default under Section 10.1(a)(i) of the Credit Agreement as a result of the Credit Parties’ failure to remit the full $21,000,000 minimum mandatory prepayment amount in respect of the Sale Leaseback, as required by Section 2.1(b)(ii)(E) of the Credit Agreement.

3.
the failure of any representation or warranty made following the date of the first Event of Default described above through but excluding the date hereof to be true and correct as a result of the occurrence of the foregoing.